The Apex Mid Cap Growth Fund
                              C/o Bhirud Funds Inc.
                     Soundview Plaza, 1266 East Main Street
                               Stamford, CT 06902
                             Telephone  (877) 593-8637

                                  ANNUAL REPORT
                                July 31st , 2002


September 20, 2002

Enclosed is the Annual Report of the Apex Mid Cap Growth Fund for the year ending July 31st , 2002.



Suresh L. Bhirud
Chairman of the Board
                          The Apex Mid Cap Growth Fund
              Schedule of Investments report Date July 31st , 2002

       CO.  NAME                      Shares   % MV    Market
                                                        Value
       HECLA MINING *                  20000           62,000
       PLACER DOME INC. *               1000            8,370
TOTAL  GOLD/SILVER MINING                     30.53    70,370

       KERAVISION *                     5000               20
       CYTOGEN *                        3000            2,550
       IMMUNE RESPONSE *                8000            3,520
       MILLENNIUM PHARMACEUTICAL *       500            6,210
       LCA VISION *                     3000            2,100
       APPLIED DIGITAL SOLUTIONS *     16000           10,720
TOTAL  DRUG INDUSTRY                          10.90    25,120

       SANDISK *                         900           12,960
       METRICOM *                        100                1
       PALM *                           4000            4,360
       EMC CORPORATION *                 500            3,750
TOTAL  COMPUTER & PERIP.                       9.14    21,071

       SOFTNET SYSTEMS *                 500            1,055
       RED HAT *                        1000            4,610
       VA LINUX SYSTEMS *                500              360
       DIGITAL RIVER INC *              1700           13,260
       BEYOND.COM CORP *                 600               18
       CITYVIEW CORP *                 10000              650
TOTAL  COMPUTER SOFTW & SVC                    8.66    19,953

       See accompanying Notes to Financial Statements    PAGE: 1

       CO.  NAME                      Shares   % MV    Market
                                                        Value
       SUPERCONDUCTOR TECHNOLOGIES *    1000            1,680
       ELECTRIC FUEL CO *               1800            1,980
TOTAL  ELECTRICAL EQUIPT.                      1.59     3,660

       UNIVIEW TECHNOLOGIES *           8500            3,230
       ADAPTIVE BROADBAND *             1300               16
       PARADYNE NETWORKS *              2000            5,420
TOTAL  ELECTRONICS                             3.76     8,666

       ADVANCED MICRO DEVICES INC. *     500            4,015
       TRANSMETA CORPORATION *          1000            1,060
TOTAL  SEMICONDUCTOR                           2.20     5,075

       AUTOBYTEL.COM *                  3421            7,770
TOTAL  AUTO & TRUCK                            3.37     7,770

       SATYAM INFOWAY LIMITED *         4000            2,040
       USURF AMERICA INC *              4000              240
       KOREA THRUNET CO LTD *           1300              897
       WORLDCOM INC. *                  5000              675
       HIGH SPEED ACCESS *              1000            1,160
       INTERNET GOLD-GOLDEN LINES *     1000            1,030
       INFOSPACE *                      3000            1,350
TOTAL  TELECOM. SERVICES                       3.21     7,392

       ACCELERATED NETWORK *            2000              200
       CONDUCTUS *                       500              420
       SONUS NETWORKS *                 1000            1,190
       QIAO XING UNIV *                 1000            1,630
       CIENA CORP *                      500            2,015
TOTAL  TELECOM. EQUIPMENT                      2.37     5,455

       ESAFETYWORLD INC *                500               25
       VIDEO NETWORK COMM *              200              430
TOTAL  ENVIRONMENTAL                           0.20       455

       GSV INC *                         200               24
       EGGHEAD.COM *                    4260                9
TOTAL  RETAIL SPECIALTY                        0.01        33

       MORTGAGE.COM *                   4000                4
TOTAL  FINANCIAL SERVICES                      0.00         4

       KNIGHT/TRIMARK GROUP *            500            2,045
       TRACK DATA CORPORATION *        14000           14,280

       See accompanying Notes to Financial Statements     PAGE: 2


       CO.  NAME                      Shares   % MV    Market
                                                        Value

       WIT SOUNDVIEW *                  2000            2,800
       E TRADE GROUP *                  1500            5,925
TOTAL  SECURITIES BROKERAGE COMP.             10.87    25,050

       ACCLAIM ENTERTAINMENT INC. *     3000            6,450
TOTAL  HOTEL / GAMING                          2.80     6,450

       RAINMAKER SYSTEMS INC *          1000              260
       VISAGE TECHNOLOGY *              1000            3,360
       IDENTIX INC. *                   1343            6,757
TOTAL  INDUSTRIAL SERVICES                     4.50    10,377

       DRKOOP.COM INC *                 2000                2
TOTAL  HEALTHCARE INFO SYS                     0.00         2

       DIAMOND HITTS PRODUCTION IN *    9000                9
TOTAL  ENTERTAINMENT                           0.00         9

       CAREMATRIX *                      278                4
TOTAL  MEDICAL SERVICES                        0.00         4

       TRIMEDYNE INC *                 20000            7,600
TOTAL  MEDICAL SUPPLIES                        3.30     7,600

       EDULINK INC *                   40000              160
TOTAL  DIVERSIFIED CO                          0.07       160

       CHINA.COM CORP CLASS A *         2000            4,900
       VERTICALNET *                     200              290
       PACIFIC INTERNET *               5000            7,650
       LOOKSMART LTD *                  3000            3,870
       INTERNET CAPITAL GROUP INC *     3000              690
       J2 GLOBAL COMMUNICATIONS *        199            3,879
TOTAL  INTERNET INDUSTRY                       9.23    21,279

       TIVO *                           2000            5,500
TOTAL  CABLE TV                                2.39     5,500

       TOTAL COMMON STOCKS                   109.09   251,454
       TOTAL INVESTMENTS                     109.09   251,454
       OTHER ASSETS (LESS                    (9.09)  (20,959)
       LIABILITIES)
-      -                                   -      -         -
       NET ASSETS                            100.00   230,495
       NET ASSETS VALUE PER SHARE                        0.79
       OFFERING PRICE PER SHARE                          0.84

       * Non - income producing securities

See accompanying Notes to Financial Statements         PAGE: 3

                          THE APEX MID CAP GROWTH FUND
     STATEMENT OF ASSETS AND LIABILITIES For the year ended July 31st , 2002
                                    (Audited)

ASSETS
   Investment Securities at Value              $  251,447
(Identified cost -  $2,224,028) (Note 1)

  Cash                                              6,637

  Total Assets                                              $258,084

LIABILITIES

    Accrued expenses                             (27,589)
  Total Liabilities                                       ($ 27,589)

    NET ASSETS (Equivalent to $0.79 per share             $  230,495
        based on 290,089  shares outstanding)

COMPOSITION OF NET ASSETS:
  Paid in Capital                              $3,247,282
  Distribution in excess of accumulated Net   (1,044,206)
Realized gain (loss)
  Accumulated Net Investment Income                --
  Net Unrealized Appreciation (Depreciation)  (1,972,581)
of Investments
  Total Net Assets                              $ 230,495


     STATEMENT OF OPERATIONS (AUDITED) FOR THE YEAR ENDED JULY 31st , 2002


INVESTMENT INCOME
  Interest                                                 $     395
EXPENSES
  Audit                                            $4,000
  Fund Accounting                                  11,600
  Transfer Agent (Note 6)                           5,117

  Shareholder Report                                  719
  Directors                                        12,000
  Registration                                      1,380
  Insurance                                           807
  Fund Administration (Note 4)                        718
  Custodian                                         7,793
  Investment Advisor (Note 4)                       3,589
  12b-1 Fees                                          897
 Total Expenses                                             (48,620)
  Expense Reimbursement/ waived by Advisor (Note 4)           4,307

  Expense net of Reimbursement/ waiver                      (44,313)
NET INVESTMENT GAIN (LOSS)                                  (43,918)
       REALIZED AND UNREALIZED GAIN (LOSS) ON
                                  INVESTMENTS
  Net Realized Gain (Loss) on Investments                  (204,042)
  Change in Unrealized Appreciation                          91,226
(Depreciation) of Investments
       NET REALIZED/UNREALIZED GAIN (LOSS) ON              (112,816)
                                  INVESTMENTS
NET INCREASE (DECREASE) IN NET ASSETS                      (156,734)
RESULTING FROM OPERATION


            See accompanying Notes to Financial Statements    PAGE: 4


                          THE APEX MID CAP GROWTH FUND
         STATEMENT OF CHANGES IN NET ASSETS   FOR EACH PERIOD (AUDITED)

                                          For the Year  For the Year
                                                 Ended         Ended
                                         July 31, 2002 July 31, 2001
INCREASE (DECREASE) IN NET ASSETS
  Net Investment Income/ (loss)            $  (43,918)   $  (51,833)
  Net Realized Gain / (loss) on
     investment  Securities Sold             (204,042)     (442,745)
  Net unrealized  appreciation/
    (depreciation) of Investments              91,226      (392,316)

  Net Increase (Decrease) in Net          $  (156,734)  $  (886,894)
Assets Resulting from Operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Dividend distributions paid                        0     (156,711)
  Capital Gains                                      0         0
  Total Distributions                                0     (156,711)

CAPITAL SHARE TRANSACTIONS
  Shares Sold                                    9,240       435,094
  Shares issued in lieu of Cash Distributions      0         155,339
  Cost of shares Redeemed                     (39,382)      (508,414)
  Increase (Decrease) in Net Assets           (30,142)        82,019
Due to Capital Share Transactions

  TOTAL INCREASE (DECREASE) IN NET           (186,876)     (961,586)
ASSETS
  NET ASSETS BEGINNING OF PERIOD               417,371     1,378,957
  NET ASSETS END OF PERIOD                   $ 230,495     $ 417,371


  FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)

                              For the For the For the  For the For the
                                 Year    Year    Year     Year    Year
                                Ended   Ended   Ended    Ended   Ended
                                 July    July    July     July    July
                                  31,     31,     31,      31,     31,
                                 2002    2001    2000     1999    1998

NET ASSET VALUE, BEGINNING OF   $1.31   $4.45   $9.30    $7.53   $6.93
PERIOD
Income/(Loss) from Investment
Operations:
  Net Investment               (0.15)  (0.15)  (0.14)   (0.06)  (0.36)
Income/(Loss)
  Net Gain/(Loss) on           (0.37)  (2.48)  (2.28)     2.23    1.58
Securities (Both Realized and
Unrealized)
  Total from Investment        (0.52)  (2.63)  (2.42)     2.17    1.22
Operations
Distributions:
  Dividend Distributions Paid    0.00  (0.51)  (2.43)   (0.21)  (0.62)
  Distributions from Capital     0.00    0.00    0.00   (0.19)       0
Gains
  Total Distributions            0.00  (0.51)  (2.43)   (0.40)  (0.62)

NET ASSET VALUE, END OF        $ 0.79  $ 1.31  $ 4.45   $ 9.30  $ 7.53
PERIOD
Total Return (Not Reflecting  (39.69)% (62.36)% (37.21)% 31.36%  8.66%
Sales Load)

Ratios/Supplemental Data:
  Net Assets, End of Period     $ 230   $ 417  $1,379   $2,527  $1,703
(in thousands)
  Ratios to Average Net
Assets:
    Expenses                   12.42%   7.04%   2.68%    2.26%   5.26%
    Net Investment            (12.31)% (6.72)% (2.37)%  (0.66)% (2.54)%
Income/(Loss)
    Effect of
Reimbursements/Waivers on       1.20%   1.20%   1.19%    1.19%   1.19%
Above Ratios
    Portfolio Turnover Rate
                              117.18% 158.17% 355.90%  405.39% 205.06%
** Not annualized

See accompanying Notes to Financial Statements              PAGE: 5

1.   SIGNIFICANT ACCOUNTING POLICIES
     Bhirud Funds Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

     SECURITY VALUATION
     Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

     United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL INCOME TAXES
     The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


2.   CAPITAL STOCK TRANSACTIONS
     The Articles of Incorporation, dated May 27, 1992, permit the Fund to issue twenty billion shares (par value $0.001). Transactions in shares of common stock for the year ended July 31st , 2002 were as follows:

                                           Shares        Amount
    Beginning Balance                     318,599   $ 3,329,257
    Shares Sold                             7,158         9,240
    Shares Issued in  Reinvestment of           0             0
    Dividends
    Shares Redeemed                      (35,668)      (39,382)
    Net Increase (Decrease)              (28,510)      (30,142)
    Ending Balance                        290,089    $3,299,115

                                                                  PAGE: 6

3.   INVESTMENTS
     Purchases and sales of securities for the year ended July 31st , 2002 other than short-term securities, aggregated $451,445 and $547,834, respectively. The cost of securities is substantially the same for Federal income tax purposes.
     For Federal income tax purposes:
        Aggregate Cost                       $2,224,028
             Gross Unrealized  Appreciation      29,230

             Gross Unrealized Depreciation   (2,001,811)

             Net Unrealized Depreciation    ($1,972,581)


4.   INVESTMENT ADVISORY CONTRACT
     The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the year ended July 31st , 2002 the Advisor elected to defer the payment of Advisory fees payable in the amount of $ 3,589. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Corporation is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. As a result of the passage of the National Securities Markets Improvement Act of 1996, all state expenses limitations have been eliminated at this time.

     The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the year ended July 31st , 2002 the Administrator elected to defer the payment of Administrative service fees payable in the amount of $718.
     From December 1, 1996, the U.S. Bank has been providing custodian services and from February 1st, 1998, fund accounting and transfer agency functions are provided by Mutual Shareholders Services LLC.

5.   ORGANIZATION EXPENSES
     The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.   DISTRIBUTION PLAN
     The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the year ended July 31st , 2002, the Fund has incurred distribution costs of $897 payable to Bhirud Associates, Inc.

7.   TRANSACTIONS WITH AFFILIATES
     During the year ended July 31st , 2002 the Fund paid $3,349, brokerage commissions to Bhirud Associates, Inc.

8.   RECLASSIFICATION OF CAPITAL ACCOUNTS
     In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(43,918) as of July 31, 2002, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.

                                                                 PAGE: 7



                          The Apex Mid Cap Growth Fund

The line graph below shows how a $10,000 investment in the Fund made on December 23,1992 (the date the fund began to invest in assets other than cash or cash equivalents in accordance with its investment objectives) would have become $1,579 (as of July 31,2002). The line graph shows how this compares to the broad-based Standard & Poor's 500 Index and the Fund's benchmark, the Standard & Poor's MidCap 400 Index, over the same period.


[GRAPH]


The line graph includes the initial sales charge (the maximum sales load of 5.75%) on the Fund (no comparable charge exists for the Standard & Poor's indices). All Fund performance numbers represent past performance numbers, and are no guarantee of future results.

                                                                PAGE: 8

Van Buren & Hauke, LLC
Certified Public Accounts
63 Wall Street, Suite 2501, New York, NY 10005

              Report of Indedependent Certified Public Accountants'

Shareholders and Board of Directors
Bhirud Funds Inc.


     We have audited the accompanying statements of assets and liabilities of the Apex Mid Cap Growth Fund (a portfolio of Bhirud Funds Inc.), including the portfolio of investments, as of July 31, 2002, and the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Apex Mid Cap Growth Fund at July 31, 2002, the results of its operations and changes in net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.


September 18, 2002
New York, New York

                                                                PAGE: 9

                            THE APEX MID CAP GROWTH FUND
                              C/o Bhirud Funds Inc.
                                 SOUNDVIEW PLAZA
                              1266 EAST MAIN STREET
                               STAMFORD, CT  06902
                                 (877) 593-8637

Trustees Information

    The Fund's Board of Trustees has responsibility for the overall management and operations of the Portfolios. Each Trustee oversees Fund and serves until he or she resigns, retires or his or her successor is elected and qualified. Each officer serves until his or her successor is elected and qualified. The following table provides information regarding each Trustee, including those who are not an "interested person" of the Fund, as defined in the Investment Company Act of 1940.

Name, Address and Age  Position(s), Length    Principal Occupations
                       of Time Served         During Past 5 Years,
                                              Directorship Held

Officers and
Interested Directors

Suresh L. Bhirud, 54   Chairman of the Board  Chairman of the Board
27 Winding Ln.         and Treasurer since    and Treasures;
Darien, CT 06820       August 6,1992          President of Bhirud
                       President since July   Associates, Inc.
                       23, 2002
Harish L. Bhirud, 49   Director since April   Director and Vice-
71 Strawberry Hill     7, 1997                President of Bhirud
Ave., #607             Vice President since   Funds Inc.
Stamford, CT 06902     January 24, 1995       Vice-President-Bhirud
                                              Associates, Inc.

Disinterested
Directors

Timothy M. Fenton,     Director since August  Licensed Realtor with
59                     6, 1992                William Raveis, since
6 Jackson Dr.                                 August 2002.
Norwalk, CT 06851  				    Chairman of Fenton &
                                              Zalenetz Inc., a
                                              direct marketing
                                              consulting firm.

M. John Sterba, Jr.,   Director since August  Chairman of
59                     6,1992                 Investment Management
Investment Mgmt                               Advisors, Inc.
Advisors Inc.
156 Fifth Ave.
New York, NY 10010

Alexander Norman       Director since August  Chairman and Chief
Crowder, III, 67       6,1992                 Executive Officer of
159 E Ave., Old Forge                         Alexander & Alexander
Green                                         Consulting Group.
New Canaan, CT 06840

                                                          PAGE: 10